                                                                  EXHIBIT 10(e)

                       AMENDMENT NO. 2 TO PLEDGE AGREEMENT


         This Amendment No. 2, dated as of November 20, 2003, is by and among ONEIDA LTD., a New York corporation (the "Borrower"), the subsidiaries of the Borrower which are signatories hereto (each such Subsidiary individually a "Guarantor" and collectively the Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York banking corporation ("Chase"), as Collateral Agent (in such capacity, the "Collateral Agent") for the Secured Parties. All capitalized terms used herein not otherwise defined shall have the respective meanings given to them in the Pledge Agreement referred to below.

                                 R E C I T A L S

         A. The Grantors and the Collateral Agent are parties to a Pledge Agreement dated as of April 27, 2001 (the "Pledge Agreement") pursuant to which the Grantors pledged to the Collateral Agent, for the ratable benefit of the Secured Parties, the Collateral described therein in order to secure the Obligations.

         B. The parties desire to amend the Pledge Agreement to provide for the pledge by certain of the Grantors of additional shares of common stock of the entities listed herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

         1. Amendment. Schedule I to the Pledge Agreement is hereby amended to add the following to the Section of Schedule I entitled "Capital Stock or Other Equity Interests":


-----------------------------------------------------------------------------------------------------------------------------
         Issuer              Pledgor           Shares           Class or      % Owned by      Certificate
                                               Issued           Category        Pledgor         Numbers
-----------------------------------------------------------------------------------------------------------------------------
Oneida Australia PTY Ltd.  Oneida Ltd.       2,000,000            ORD            100%       Cert. No. 1: 1 share issued to
                                                                                            Oneida Ltd.
                                                                                            Cert. No. 4: 199,999 shares
                                                                                            issued to Oneida Ltd.
                                                                                            Cert. No. 4: 1,800,000 shares
                                                                                            issued to Oneida Ltd.
-----------------------------------------------------------------------------------------------------------------------------
Oneida Mexicana, S.A.      Oneida Ltd.       21,429               Series B-1     100%       Cert. No. 10: 21,428 shares
de C.V.                                                                                     issued to Oneida Ltd.
-----------------------------------------------------------------------------------------------------------------------------






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

-----------------------------------------------------------------------------------------------------------------------------
         Issuer              Pledgor           Shares           Class or      % Owned by      Certificate
                                               Issued           Category        Pledgor         Numbers
-----------------------------------------------------------------------------------------------------------------------------

                                                                                            Cert. No. 6: 1 share issued
                                                                                            to Cathy Suttmeier

                                             49,977,851           Series B-2     100%       Cert. No. 8: 49,977,851 shares
                                                                                            issued to Oneida Ltd.

                                             1,980,400            Series C                  Cert. No. 2: 1,980,440 shares
                                                                                            issued to Oneida Ltd.
-----------------------------------------------------------------------------------------------------------------------------
Oneida, S.A. de C.V.       Oneida Ltd.       500                  Series B-1     100%       Cert. No. X 499 shares
                                                                                            issued to Oneida Ltd.
                                                                                            Cert. No. X: 1 share issued to
                                                                                            Catherine Suttmeier
-----------------------------------------------------------------------------------------------------------------------------
Global Charm Trading       Oneida Ltd.       2                    HK $1 per      100%       Cert. No. 3: 1 share issued to
Limited                                                           share                     Sakura, Inc.
                                                                                            Cert. No. 4: 1 share issued
                                                                                            to Oneida Ltd.
-----------------------------------------------------------------------------------------------------------------------------
Ceramica de Juarez, SA     Buffalo China,    500                  Series A       100%       Cert No. 1: 499 shares issued
de CV                      Inc.                                                             to Oneida Ltd.
                                                                                            Cert No. 7: 1 share issued to
                                                                                            Catherine Suttmeier

                                             1,547,860            Series C       100%       Cert No. 01C: 998,711 shares
                                                                                            issued to Buffalo China, Inc.
                                                                                            Cert. No. 02C: 549,149 shares
                                                                                            issued to Buffalo China, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Oneida International,      Oneida Ltd.       396                  No Par         100%       Cert. No. 1: 63 shares issued
Inc.                                                              Common                    to Oneida Ltd.
                                                                                            Cert. No. 7: 9 shares
                                                                                            issued to Oneida Ltd.
                                                                                            Cert. No. 8: 324 shares
                                                                                            issued to Oneida Ltd.
-----------------------------------------------------------------------------------------------------------------------------

From and after the date hereof, 65% of the shares of capital stock referenced above shall constitute Pledged Equity Interests, Pledged Securities and Collateral whenever such terms are used in the Pledge Agreement (except in the case of Oneida International, Inc. for which 100% of the shares of capital stock referenced above shall constitute Pledged Equity


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


Interests, Pledged Securities and Collateral whenever such terms are used in the Pledge Agreement). Notwithstanding anything contained in this Amendment, the Pledge Agreement or otherwise, Pledged Equity Interests shall be limited to 65% of the issued and outstanding common stock of each foreign entity.

         2. Pledge of Shares. Contemporaneously with the execution of this Amendment, Borrower shall pledge and deliver to the Collateral Agent one or more stock certificates (together with one or more stock powers duly executed by appropriate Grantor in blank) representing at least 65% of the amount of the issued and outstanding shares of common stock for each of the entities referred to in Section 1 hereof that will be pledged to the Collateral Agent.

         3. Confirmation of Pledge Agreement. Except as amended by this Amendment, all of the provisions of the Pledge Agreement remain in full force and effect from and after the date hereof, and the Grantors hereby ratify and confirm the Pledge Agreement and each of the documents executed in connection therewith. From and after the date hereof, all references in the Pledge Agreement to "this Agreement", "hereof", "herein", or similar terms, shall refer to the Pledge Agreement as amended by this Amendment.

         4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart.

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


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                      ONEIDA LTD.

                                      By: /s/ GREGG R. DENNY
                                          ---------------------------
                                          Name:  Gregg R. Denny
                                          Title: Chief Financial Officer

                                      BUFFALO CHINA, INC.

                                      By: /s/ GREGG R. DENNY
                                          ---------------------------
                                          Name:  Gregg R. Denny
                                          Title: Vice President - Finance

                                      THC SYSTEMS, INC.

                                      By: /s/ GREGG R. DENNY
                                          ---------------------------
                                          Name:  Gregg R. Denny
                                          Title: Vice President - Finance

                                      ENCORE PROMOTIONS, INC.

                                      By: /s/ GREGG R. DENNY
                                          ---------------------------
                                          Name:  Gregg R. Denny
                                          Title: Vice President - Finance

                                      DELCO INTERNATIONAL, LTD.

                                      By: /s/ GREGG R. DENNY
                                          ---------------------------
                                          Name:  Gregg R. Denny
                                          Title: Vice President - Finance

                                      SAKURA, INC.

                                      By: /s/ GREGG R. DENNY
                                          ---------------------------
                                          Name:  Gregg R. Denny
                                          Title: Vice President - Finance


                                      JPMORGAN CHASE BANK (formerly known
                                      as The Chase Manhattan Bank),
                                      as Collateral Agent

                                      By: /s/ ROGER ODELL
                                          ---------------------------
                                          Name:  Roger Odell
                                          Title: Managing Director




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